Home Oil Company Limited
                              304 Sixth Avenue West
                                Calgary, Alberta

                                                                    Telephone
                                                                  Amherst 6-7041




                                                    June 24, 1959




Canada Southern Petroleum Ltd.,
Magellan Petroleum Corporation,
Oil Investments, Inc.,
505 Eighth Avenue West,
Calgary, Alberta

Dear Sirs:

         This is to advise you that as further consideration for you entering into that certain Agreement dated as of May 28, 1959, between the C-M-O group and the H-S group, this company has agreed with you that they will guarantee the performance by Kern County Land Company, Alminex Limited and United Oils Limited of the respective covenants of those said companies contained in Article 3.1 (A) and Article 3.l (B)(a) and (b).

                                             Yours very truly,

                                             HOME OIL COMPANY LIMITED


                                             Per:  _________________________


                                             Per:  _________________________

                                                    June 24, 1959


Canada Southern Petroleum Ltd.
505 - 6th Avenue West
Calgary, Alberta

Gentlemen:

         This letter will serve as a memorandum confirming our further agreement with respect to the contract which we have executed with you and certain other parties today wherein you have agreed to assign a 50 percent interest in certain Northwest Territories and Yukon Territory properties to us and the others to the agreement, as follows:

         1. We will cooperate with you in your efforts to promote oil and gas pipe lines from Northeast British Columbia and the Northwest Territories to market.

         2. For purposes of financing we will furnish to you, Magellan and Oil Investments, or to such third person banking institutions from time to time upon your request confirmation that the payments provided for under paragraph 3.1 of the said agreement constitute unconditional obligations.

                                             Yours very truly,

                                             HOME OIL COMPANY LIMITED


                                             Per:  _________________________


                                             Per:  _________________________


                                             SIGNAL OIL AND GAS COMPANY


                                             Per:  _________________________


                                             Per:  _________________________